Exhibit 10.2

FIFTH OMNIBUS AMENDMENT TO
FOURTH AMENDED AND RESTATED RECEIVABLES
FUNDING AND ADMINISTRATION AGREEMENT
AND
THIRD AMENDED AND RESTATED RECEIVABLES
SALE AND SERVICING AGREEMENT

This FIFTH OMNIBUS AMENDMENT (this “Amendment”), dated as of June 16, 2015, is entered into by and among SIT FUNDING CORPORATION (the “Borrower”), SYNNEX CORPORATION (“Synnex”), individually and in its capacity as Servicer and an Originator, HYVE SOLUTIONS CORPORATION (“Hyve”), in its capacity as an Originator, PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a Committed Lender, PNC, as Managing Agent for the PNC Lender Group, SUMITOMO MITSUI BANKING CORPORATION (“SMBC”), as a Committed Lender, MANHATTAN ASSET FUNDING COMPANY LLC (“MAFC”), as a Discretionary Lender, SMBC NIKKO SECURITIES AMERICA, INC. (“SMBC Nikko”), as Administrator for the SMBC Discretionary Lender and as Managing Agent for the SMBC Lender Group, LIBERTY STREET FUNDING LLC (“Liberty Street”), as a Discretionary Lender, and THE BANK OF NOVA SCOTIA (“BNS”), as a Committed Lender, as Administrative Agent for the Committed Lenders and Discretionary Lenders, as Administrator for the BNS Discretionary Lender and as Managing Agent for the BNS Lender Group and is the (i) NINTH AMENDMENT TO THE FOURTH AMENDED AND RESTATED RECEIVABLES FUNDING AND ADMINISTRATION AGREEMENT (as described below) and (ii) ELEVENTH AMENDMENT TO THE THIRD AMENDED AND RESTATED RECEIVABLES SALE AND SERVICING AGREEMENT (as described below).
RECITALS
A.WHEREAS, the Borrower, PNC, SMBC, MAFC, SMBC Nikko, Liberty Street and BNS are parties to that certain Fourth Amended and Restated Receivables Funding and Administration Agreement, dated as of November 12, 2010 (together with all exhibits and schedules thereto, and as heretofore amended, restated or supplemented, the “RFA”);
B.    WHEREAS, each of the persons signatory thereto from time to time as Originators, Synnex, in its capacity as servicer thereunder, and the Borrower, as buyer are parties to that certain Third Amended and Restated Receivables Sale and Servicing Agreement, dated as of January 23, 2009 (together with all exhibits and schedules thereto, and as heretofore amended, restated or supplemented, the “SSA”); and
C.    WHEREAS, the Borrower, PNC, SMBC, MAFC, SMBC Nikko, Liberty Street and BNS desire to amend and modify certain terms of the RFA as hereinafter set forth and the Borrower, Synnex, Hyve and BNS desire to amend and modify certain terms of the SSA, and to make certain other changes to the RFA, the SSA and the Related Documents, as hereinafter set forth.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.    Certain Defined Terms. Capitalized terms that are used herein without definition shall have the same meanings herein as in Annex X to SSA and RFA.
2.    Amendments to Annex X to the SSA and the RFA.
(a)    Annex X to the SSA and RFA is hereby be amended by inserting the following defined terms in the appropriate alphabetical order:
“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.
“Fifth Omnibus Amendment Effective Date” shall mean June 16, 2015.
“Voting Equity Interests” means, with respect to any Person, Equity Interests issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.
(b)    The definition of “Change of Control” in Annex X to SSA and RFA is hereby amended and restated in its entirety as follows:
““Change of Control” means an event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all Equity Interests that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of Voting Equity Interests of the Parent representing forty percent (40%) or more of the combined voting power of all Voting Equity Interests of the Parent on a fully diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right).
(c)    The definition of “Credit Agreement” in Annex X to SSA and RFA is hereby amended and restated in its entirety as follows:

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“Credit Agreement” shall mean that certain Credit Agreement, dated as of November 27, 2013, among Parent, the subsidiaries of Parent identified therein from time to time, Bank of America, National Association, as agent, and the financial institutions from time to time party thereto as lenders and as in effect on the Fifth Omnibus Amendment Effective Date together with all amendments, restatements, supplements or modifications thereto that are in effect on the Fifth Omnibus Amendment Effective Date or adopted from time to time thereafter to the extent not prohibited under the Related Documents, and any refinancings, replacements or refundings thereof that (a) are agreed to by the Administrative Agent and Requisite Lenders or (b) (i) have terms and conditions no less favorable (as determined by the Administrative Agent, in the exercise of its reasonable credit judgment) to the Administrative Agent or any Lender than the terms and conditions of the existing Credit Agreement and (ii) with respect to which an intercreditor agreement having terms and conditions acceptable to the Administrative Agent and the Lenders is in full force and effect.
3.    Amendment to the SSA. Annex Z to the SSA is hereby amended and restated in its entirety in the form of Exhibit A attached hereto.
4.    Representations and Warranties. Each of Synnex and the Borrower represents and warrants for itself as follows:
(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)    No consent, approval, authorization or order of, or filing (except for any filing required by federal securities laws), registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment that has not already been obtained.
(d)    The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its organization documents or (ii) violate, contravene or conflict in any material respect with any laws applicable to such Person.
(e)    Immediately after giving effect to this Amendment, (i) the representations and warranties of the Borrower set forth in the RFA and Synnex set forth in the SSA shall be true and correct (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof, in which case, such representations and warranties shall be true and correct as of such other date) and (ii) no Termination Event or Incipient Termination Event shall have occurred and be continuing.

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5.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the RFA and the SSA shall remain in full force and effect. After this Amendment becomes effective, all references in the RFA and the SSA to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the RFA or the SSA, as applicable, shall be deemed to be references to the RFA and the SSA as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the RFA or the SSA other than as set forth herein.
6.    Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) receipt by the Administrative Agent of the following: (i) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto; and (ii) such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of the Borrower and Synnex and the authorization of this Amendment, all in form and substance satisfactory to the Administrative Agent.
7.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
8.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
9.    Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
10.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the RFA or the SSA or any provision hereof or thereof.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
SIT FUNDING CORPORATION,
as the Borrower

By:/s/ Simon Y. Leung________________

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Name: Simon Y. Leung
Title: Senior Vice President, General Counsel and Corporate Secretary

SYNNEX CORPORATION,
individually and as Servicer and as an Originator

By:/s/ Simon Y. Leung________________
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel and Corporate Secretary

HYVE SOLUTIONS CORPORATION,
as an Originator

By:/s/ Simon Y. Leung________________
Name: Simon Y. Leung
Title: Senior Vice President, General Counsel and Corporate Secretary

S-1    Fifth Omnibus Amendment (Synnex)

THE BANK OF NOVA SCOTIA,
as a Lender, as Administrator for
Liberty Street Funding LLC,
as Managing Agent for the
BNS Lender Group and
as the BNS Committed Lender

By:_/s/ Eugene Dempsey_________________
Name:     Eugene Dempsey
Title:    Director

LIBERTY STREET FUNDING LLC,
as a Lender and the BNS Discretionary Lender

By:/s/ Jill A. Russo_____________________
Name:    Jill A. Russo
Title:    Vice President

THE BANK OF NOVA SCOTIA,
as Administrative Agent

By:/s/ Eugene Dempsey_________________
Name:     Eugene Dempsey
Title:    Director

S-2    Fifth Omnibus Amendment (Synnex)

PNC BANK, NATIONAL ASSOCIATION,
as Managing Agent for the PNC Lender Group
By:/s/ Eric Bruno______________________
Name:    Eric Bruno
Title:    Sr. Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and as the PNC Committed Lender

By:/s/ Eric Bruno_____________________
Name:    Eric Bruno
Title:    Sr. Vice President

S-3    Fifth Omnibus Amendment (Synnex)

SMBC NIKKO SECURITIES AMERICA, INC.,
as Administrator for
Manhattan Asset Funding Company LLC
and as Managing Agent for the
SMBC Lender Group

By:/s/ Yukimi Konno__________________
Name:    Yukimi Konno
Title:    Executive Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender and the SMBC Committed Lender

By:/s/ Hiroyuki Suzuki_________________
Name:    Hiroyuki Suzuki
Title:    Executive Director

MANHATTAN ASSET FUNDING COMPANY LLC, as a Lender and
the SMBC Discretionary Lender

By:    MAF RECEIVABLES CORP.,
its sole member

By:/s/ Irina Khaimova__________________
Name:    Irina Khaimova
Title:    Vice President

S-4     Fifth Omnibus Amendment (Synnex)

EXHIBIT A

ANNEX Z
FINANCIAL TESTS

(a)    Consolidated Leverage Ratio. The Parent shall not permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Parent, commencing with the fiscal quarter ending November 30, 2013, to be greater than 3.75:1.0.
(b)    Consolidated Fixed Charge Coverage Ratio. The Parent shall not permit the Consolidated Fixed Charge Coverage Ratio as of the end of any fiscal quarter of the Parent to be less than (i) 1.20:1.0 for any fiscal quarter ending during the period from the Second Amendment Effective Date through and including May 31, 2016, and (ii) 1.25:1.0, for any fiscal quarter ending thereafter.

Capitalized terms used in this Annex Z and not otherwise defined below shall have the meanings ascribed to such terms in the Credit Agreement attached hereto as Schedule 1. Each of the financial tests set forth in this Annex Z shall be calculated in accordance with the Credit Agreement attached hereto as Schedule 1.

SCHEDULE 1
CREDIT AGREEMENT
[Attached]